ACTION BY UNANIMOUS CONSENT OF THE

            BOARD OF DIRECTORS AND SOLE STOCKHOLDER OF

                        THE BALANCED WOMAN

          The undersigned, being the sole director and the sole stockholder of The Balanced Woman, Inc., a Colorado corporation ("Balanced Woman"), acting pursuant to the Colorado Corporation Code, the provisions of the Articles of Incorporation, as amended, and the Bylaws of Balanced Woman, do hereby unanimously consent to and adopt the following resolutions, effective the date hereof unless indicated otherwise:

                            Recitals:

          Balanced Living, Inc., a Colorado corporation and the parent of Balanced Woman, would like to convey Balanced Woman to the stockholders of Balanced Woman, solely in exchange for warrants or options to acquire shares of Balanced Living that are owned by these stockholders. Balanced Woman would continue operations as a private corporation, owned by these stockholders, while these stockholders would retain their present share ownership in Balanced Living, resulting in their having two investment opportunities from which to potentially profit. The reasons for this action are as follows:

          1. The public filing costs and expenses of Balanced Living that are related to its operations through its wholly-owned subsidiary, the Balanced Woman, are very disproportionate to the value received for being a publicly-held company, especially in light of the present limited public market for the common stock of Balanced Living.

          2. The legal and accounting expenses attendant to being a publicly-held company have increased greatly during the past two years because of increased regulation and scrutiny of publicly-held companies by the Securities and Exchange Commission, and more recently, with its requirement that all quarterly reports that are required to be filed be reviewed by an independent accounting firm. Further, Balanced Living is required at its cost to maintain the SB-2 Registration Statement it filed with the Securities and Exchange Commission and its Prospectus current by post-effective amendments so that the shares underlying the Class A, B and C warrants that were a part of the units (the "Units") publicly offered and sold by Balanced Living can be exercised, despite the fact that the exercise price of all of these warrants is substantially higher than the present limited public market price for Balanced Living's common stock. The anticipated legal, accounting and printing costs related to any such post-effective amendments would be very expensive, with the possibility of Balanced Living receiving no benefit because none of the warrants would be exercised.

          3. Expenses of Balanced Woman and its operations have required numerous loans, mostly from related parties.

          4. Balanced Living has had preliminary discussions with a number of financial consulting firms respecting the possibility of an acquisition, reorganization or merger that would benefit Balanced Living and its stockholders with one or more privately-held entities desiring to become a publicly-held company through a "reverse" reorganization or merger.

          5. All of these discussions have indicated that any such "reverse" proposal will require the sale or disposition of the Balanced Woman, the cancellation of all outstanding warrants and options because of the cost of maintaining an effective and current SB-2 Registration Statement covering the shares underlying these warrants and options and the satisfaction of all liabilities of Balanced Living.

          6. The Balanced Woman, with its present line of products, would have a greater chance of success if its costs were reduced by becoming a privately-held company, owned by the current stockholders and the warrant and option holders of Balanced Living.

          7. Balanced Living believes it would be in the best interests of its stockholders and its warrant and option holders to exchange all of the outstanding securities of Balanced Woman for the outstanding warrants and options to acquire shares of common stock of Balanced Living.

          8. There is no present market for Balanced Living's common stock, though its shares are nominally quoted on the OTC Bulletin Board of the National Association of Securities Dealers, Inc. (the "NASD").

          9. The lowest exercise price for any of the outstanding warrants or options is $1.00, and the exercise price of the Class A, B and C warrants that were a portion of the Units publicly offered and sold pursuant to Balanced Living's SB-2 Registration Statement are $3.00, $5.00 and $10.00, respectively.

                10. One Class A, B and C warrant should be considered to be one warrant for the purpose of the proposed exchange, by reason of the difference between the exercise prices of these warrants and those of the other outstanding warrants and options that are exercisable at $1.00.

                11. The exchange of outstanding warrants for the shares owned by Balanced Living in this fashion is more than fair to the stockholders who purchased Units and who own the Class A, B and C warrants because their aggregate ownership interest in the Balanced Woman would be approximately 20% rather than their present aggregate ownership interest in Balanced Living of approximately 11%, while all such stockholders would still retain their respective shares of common stock in Balanced Living and have an opportunity to benefit from any "reverse" reorganization or merger transaction involving Balanced Living. Further, the tax ramifications of the exchange would be nominal to these stockholders because any gain would be taxed as a long term gain. Also, the warrants or options do not have any present value; there is no present market for the Balanced Woman's outstanding securities, except as it may relate to a portion of the value of Balanced Living's common stock, for which there are no current bid or asked prices on the NASD's OTC Bulletin Board; and the present book value of Balanced Living, on a consolidated basis with the Balanced Woman, is a negative of ($207,826).

               12. If all of the holders of the outstanding warrants and options do not agree to the exchange, the principal stockholders of Balanced Living, Jeannene Barham and Rose N. Blackham, pro rata, shall cancel to the treasury sufficient shares to cover the number of shares underlying any such outstanding warrants or options that are not exchanged for a pro rata interest in the Balanced Woman, and they shall receive, pro rata, one share in the Balanced Woman by reason of each canceled share.

          13. Each Balanced Living warrant or option holder (with the Class A, B and C warrants to be considered to be an aggregate of one warrant for the purpose of the proposed exchange) shall receive one share of the Balanced Woman for each warrant or option that each owns of Balanced Living. Any remaining shares of the Balanced Woman that are owned by Balanced Living following the one for one exchange shall be canceled to the treasury of the Balanced Woman and returned to its authorized capital as authorized but unissued shares.

               14. Balanced Living has retained legal counsel with respect to the foregoing, and it is reasonable that this counsel be issued 100,000 shares of common stock of Balanced Living in consideration of all services related to the sale of the Balanced Woman; that such shares be registered on Form S-8 of the Securities and Exchange Commission; that such counsel prepare and file the required registration statement on Form S-8; and that Balanced Living require any candidate for a "reverse" reorganization or merger to pay all other related legal costs and expenses incurred in connection with any such reorganization or merger.

                           Resolutions

          RESOLVED, that Balanced Woman execute and deliver an Agreement and Plan of Exchange or Reorganization, a copy of which is attached hereto and incorporated herein (the "Agreement"), whereby Balanced Living will exchange all of the Balance Woman's outstanding securities, pro rata, for all of the outstanding warrants or options to acquire authorized but unissued securities of Balanced Living, on a one for one basis, assuming that the aggregate of one Class A, B and C warrant is only deemed to be one warrant for the purpose of calculating the number of shares of the Balanced Woman to be exchanged under the Agreement;

          FURTHER, RESOLVED, that in the good faith judgment of the sole director of Balanced Woman and its sole stockholder, the common stock of the Balanced Woman is determined to have a fair value of $0.10 per share for the purposes of this exchange only, and the Agreement is fair, just and equitable, and in the best interests of Balanced Woman and its stockholder;

          FURTHER, RESOLVED, to the extent possible, that the Agreement shall be effective as of March 31, 2000, for accounting purposes;

          FURTHER, RESOLVED, that the executive officer of Balanced Woman be and hereby is authorized and directed to execute and deliver the Agreement and all other documents required or deemed necessary to complete the Agreement for and on behalf of Balanced Woman pursuant to which Balanced Living shall acquire in exchange for its holdings in the Balanced Woman such warrants and options that are outstanding and that grant such warrant and option holders the right to acquire shares of common stock of Balanced Living in a stock for stock exchange within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended, or any other applicable law, rule or regulation; and

          FURTHER, RESOLVED, that the Balanced Woman shall assume and pay all outstanding liabilities of the Balanced Woman and those of Balanced Living that are in any way related to the operations of the Balanced Woman, on a consolidated basis or otherwise, and indemnify and hold Balanced Living therefrom; and Balanced Woman shall provide letters of compromise and/or settlement from each of its creditors to the effect that Balanced Living has no obligation whatsoever for any such liabilities.




Date: May 26, 2000                        /S/Jeannene Barham
                                   Jeannene Barham, Sole Director

                                   SOLE STOCKHOLDER:
                                   BALANCED LIVING, INC.


Date: May 26, 2000                      By/s/Jeannene Barham
                                   Jeannene Barham, Sole Director
                                   Shares Owned: 500,000 - 100%